Exhibit 99.2

JULY 2021 THE BANCORP INVESTOR PRESENTATION

2 FORWARD LOOKING STATEMENTS & OTHER DISCLOSURES DISCLOSURES Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are “forward - looking statements”. These statements may be identified by the use of forward - looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan," or similar words, and are based on current expectations about important economic, political, and technological factors, among others, and are subject to risks and uncertainties, which could cause the actual results, events or achievements to differ materially from those set forth in or implied by the forward - looking statements and related assumptions. These risks and uncertainties include those relating to the on - going COVID - 19 pandemic, the impact it will have on the company’s business and the industry as a whole, and the resulting governmental and societal responses. For further discussion of these risks and uncertainties, see the “risk factors” sections contained, in The Bancorp, Inc.’s Annual Report on Form 10 - K for the year ended December 31, 2020 and in its other public filings with the SEC. In addition, these forward - looking statements are based upon assumptions with respect to future strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward - looking statements. The forward - looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”). This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third - party service providers. The Bancorp, Inc. makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future results. Copies of the documents filed by The Bancorp, Inc. with the SEC are available free of charge from the website of the SEC at www.sec.gov as well as on The Bancorp, Inc.’s website at www.thebancorp.com . This presentation is for information purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of The Bancorp, Inc. or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

3 THE BANCORP HAS DELIVERED STRONG FINANCIAL PERFORMANCE 2019 2020 Q2 YTD 2021 PROFITABILITY ROE 12% 15% 19% 1 GROWTH REVENUE GROWTH 2 15% 15% 16% SCALABLE PLATFORM EFFICIENCY RATIO 69% 59% 54% KEY FINANCIAL METRICS Increasing levels of profitability Consistent double digit growth Platform delivering operating leverage FINANCIAL PERFORMANCE 1 Annualized for the six months ended June 30, 2021. 2 Revenue growth represents full year 2019 and 2020 over previous respective years and Q2 YTD 2021 over Q2 YTD 2020. 2020 reven ue adjusted for net losses on commercial loans at fair value. 2018 revenue adjusted for sale of safe harbor IRA portfolio and change in value of unconsolidated entit y, in 2019 growth calculation. SUSTAINED PERFORMANCE The Bancorp is continuing to deliver high quality financial performance across key financial metrics.

4 OUR BUSINESS PLAN OUTLINES THE PATH TO EXPAND OUR LEADERSHIP AMONG PEER BANKS AND IN THE PAYMENTS INDUSTRY $0.90 $1.37 $0.94 $1.78 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 2019 2020 Q2 YTD 2021 2021 Target EARNINGS PER SHARE INCREASED 2021 GUIDANCE 2021 EARNINGS GUIDANCE 2021 GUIDANCE We are increasing our 2021 guidance from $1.70 per share to $1.78 as we maintain strong momentum in our fintech solutions business and lending activities .

5 FINANCIAL INDUSTRY LEADER CIO OUTLOOK TOP PAYMENT & CARD SOLUTIONS PROVIDER JUL. 2020 FORTUNE 100 FASTEST GROWING COMPANY RANKED #28 OCT. 2020 CIO REVIEW TOP BANKING TECHNOLOGY SOLUTIONS PROVIDER FEB. 2020 IPA CONSUMER CHAMPION APR. 2021 NILSON REPORT RANKED #1 PREPAID CARD ISSUER JUNE 2021 EQUAL OPPORTUNITY PUBLICATION TOP EMPLOYER READERS CHOICE MAR. 2021 – RANKED #29 MAR. 2020 – RANKED #46 S&P SMALL CAP 600 ADDED TO RATING MAY 2021 INDUSTRY LEADERSHIP NILSON REPORT RANKED #7 DEBIT ISSUING BANK APRIL 2021 RECOGNIZED PERFORMANCE At The Bancorp, we strive for excellence and have been recognized in the market as a leader across a variety of industry rankings.

6 FINTECH LEADERSHIP THE BANCORP IS A KEY PLAYER IN THE PAYMENTS ECOSYSTEM FINTECH ECOSYSTEM Enabling fintech companies by providing industry leading card issuing, payments facilitation and regulatory expertise to a highly diversified portfolio of clients. PAYMENT NETWORKS FACILITATE payments between parties via the card networks. PROGRAM MANAGERS CLIENT FACING platforms deliver highly scalable banking solutions to customers with emphasis on customer acquisition and technology. REGULATORS OVERSIGHT of domestic banking and payments activities. PROCESSORS BACK - OFFICE support for program managers providing record keeping and core platform services. FINTECH ECOSYSTEM

7 SPECIALIZED LENDING BUSINESS LINES AND CREDIT ROADMAP Real Estate Bridge Lending $1.5B Emphasis on core business lines with expectation to add related products and enter adjacent markets Re - enter commercial real estate bridge lending business with focus on multi - family assets Remain positioned to capitalize on credit - linked payments opportunities Maintain balance sheet flexibility as we approach $10B in total assets Institutional Banking $1.8B Small Business $0.8B Leasing $ 0.5B CORE LENDING BUSINESSES AS OF Q2 2021 TOTAL $4.6B Established Operating Platform Scalable technology, operations and sales platforms across lending business to support sustained growth CREDIT ROADMAP CREDIT ROADMAP CREDIT ROADMAP We created a credit roadmap which outlines multi - year growth strategies across our specialized lending business lines.

8 OUR STRATEGIC POSITIONING SHOULD DRIVE EARNINGS AND PROFITABILITY HIGHLIGHTS Our platform can deliver growth from our specialized lending activities while remaining positioned to capitalize on new and higher - growth fintech partnerships. SPECIALIZED COMMERCIAL BANKS Efficient platforms Products in focused markets Higher growth than traditional banking We can achieve our long - term financial targets by maintaining flexibility to capitalize on growth opportunities in both fintech and specialty commercial banking. THE BANCORP BUSINESS MODEL We participate in the high - growth fintech markets by partnering with leading companies Our specialized lending businesses are supported by an established operating platform and have delivered meaningful growth NON - BANK FINANCIAL TECHNOLOGY COMPANIES (FINTECH) Rapid growth Technology driven Alternatives to traditional banking

9 FINANCIAL TARGETS Our multi - year plan outlines the path to deliver shareholder value by activating payments ecosystem 2.0, executing on our credit roadmap and enhancing our capital return program. CAPITAL RETURN INTRODUCING OUR 2025 PLAN VISION 500 Established the plan to optimize our balance sheet PAYMENTS ECOSYSTEM Enhance plan to maximize capital return to shareholders Activate Payments Ecosystem 2.0 TOTAL REVENUE >$500 Million CREDIT ROADMAP ROE >22% ROA >2% LEVERAGE 9% LONG - TERM FINANCIAL TARGETS FINANCIAL TARGETS

10 FINTECH SOLUTIONS GENERATES NON - INTEREST INCOME AND ATTRACTS STABLE, LOW - COST DEPOSITS DEPLOYED INTO LOWER RISK ASSETS IN SPECIALIZED MARKETS FINTECH SOLUTIONS Enabling fintech companies by providing card sponsorship and facilitating other payments activities INSTITUTIONAL BANKING Lending solutions for wealth management firms COMMERCIAL LENDING Small business lending and commercial fleet leasing + THE BANCORP BUSINESS MODEL PAYMENTS & DEPOSITS Market - leading payments activities generate non - interest income and stable, lower - cost deposits LENDING Highly specialized lending products in high - growth markets THE BANCORP BUSINESS MODEL Real Estate Bridge Lending Focus on multifamily assets in high - growth markets

DEPOSITS & FEES: PAYMENTS BUSINESS GENERATES NON - INTEREST INCOME AND STABLE, LOWER - COST DEPOSITS

12 FINTECH SOLUTIONS: FEE GENERATING ACTIVITIES % TOTAL BANK REVENUE Q2 YTD 2021 1 19 % GROSS DOLLAR VOLUME GROWTH 2 OUR FINTECH SOLUTIONS BUSINESS ENABLES LEADING FINTECH COMPANIES DEBIT PROGRAM MANAGERS (CHALLENGER BANKS) PREPAID/STORED VALUE PROGRAM MANAGERS • Provides physical and virtual card issuing • Maintains deposit balances on cards • Facilitates payments into the card networks as the sponsoring bank • Established risk and compliance function is highly scalable #7 Debit Issuing Bank 2020 #1 Prepaid Issuing Bank 2020 27 % GOVERNMENT HEALTHCARE CORPORATE SERVICES GIFT 1 Includes non - interest income from prepaid and debit card issuance plus ACH, card and other payments processing fees. 2 Q2 YTD 2021 vs Q2 YTD 2020.

13 FINTECH SOLUTIONS: ESTABLISHED OPERATING PLATFORM HIGHLY SCALABLE PLATFORM TO SUPPORT OUR STRATEGIC PARTNERS ESTABLISHED OPERATING PLATFORM • Infrastructure in place to support significant growth • Long - term relationships with multiple processors enables efficient onboarding • Continued technology investments without changes to expense base REGULATORY EXPERTISE • Financial Crimes Risk Management program with deep experience across payments ecosystem • Customized risk and compliance tools specific to the Fintech Industry OTHER PAYMENTS OFFERINGS • Rapid Funds instant payment transfer product • Potential to capitalize on credit - linked payments opportunities • Additional payments services include ACH processing for third parties INNOVATIVE SOLUTIONS Our platform supports a wide variety of strategic fintech partners through our established processor relationships, regulatory expertise and suite of other payments products.

14 DEPOSIT GROWTH FROM PAYMENTS BUSINESSES FINTECH SOLUTIONS: STABLE, LOWER - COST DEPOSIT GENERATOR 1 Time deposits have rarely been used due to lower cost deposit growth and previous balances are included in “Other”. 2 Average for Q2 YTD 2021 $3,819 $3,812 $3,862 $4,025 $5,564 $6,086 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 2016 2017 2018 2019 2020 Q2 YTD 2021 AVERAGE DEPOSITS BY PERIOD (MILLIONS) Fintech Solutions Group (Prepaid and Debit Card Issuance and other payments) Institutional Banking (checking and money market for higher net worth individuals) Other (Includes time deposits 1 and other legacy deposit programs) HIGHLIGHTS • Stable, lower - cost deposit base anchored by multi - year, contractual relationships in our payments businesses • Fintech Solutions growth driven by increased transactional volume due to favorable tailwinds from stimulus, electronic banking migration and overall savings increases among consumers DEPOSIT TYPE (AVG 2 .) BALANCE % TOTAL Demand & Int. checking $5.6B 92% Savings & money market 0.5B 8% Time deposits 1 - 0% Total $6.1B 100% Savings & Money Market 8% Time Deposits 0% Demand & Int. checking 92% COST OF DEPOSITS 0.30% 0.38% 0.67% 0.85% 0.12% 0.11%

LOANS & LEASES: HIGHLY SPECIALIZED LENDING WITH LOW LOSS HISTORIES

16 LOANS & LEASES: CREDIT ROADMAP CREDIT ROADMAP Delivering enterprise value from our balance sheet is an important element of our business strategy and a primary focus of our credit roadmap initiative. MANAGE CREDIT RISK TO DESIRED LEVELS IMPROVE NIM AND MONITOR INTEREST RATE SENSITIVITY MANAGE REAL ESTATE EXPOSURE TO CAPITAL LEVELS MAINTAIN FLEXIBILITY AS WE APPROACH $10B TOTAL ASSETS Building an asset mix that drives earnings and profitability while maintaining desired credit and interest rate risk characteristics KEY CONSIDERATIONS FOR GROWTH GUIDELINES WE CONSIDERED AS WE BUILT OUR CREDIT ROADMAP

17 LOWER CREDIT RISK LOAN PORTFOLIO LOANS & LEASES: STRONG COLLATERAL AND GOVERNMENT GUARANTEES BUSINESS LINE BALANCE SHEET CATEGORY Q2 2021 PRINCIPAL BALANCE ($ MILLIONS) % OF TOTAL PORTFOLIO Institutional Banking Securities - backed lines of credit (SBLOC) ( A) 1,133 25% Insurance - backed lines of credit (IBLOC) (B) 597 12% Advisor Financing 72 2% Total 1,802 39% Real Estate Bridge Lending Multifamily - commercial real estate (C) 1,323 29% Hospitality - commercial real estate 75 2% Retail - commercial real estate 44 <1% Other 28 <1% Total 1,470 32% Small Business Lending U.S. government guaranteed portion of SBA loans ( D) 358 8% Pay check Protection Program Loans (PPP) ( D) 129 3% Commercial mortgage SBA ( E) 189 4% Unguaranteed portion of U.S. govn’t guaranteed loans 106 2% Non - SBA small business loans 18 <1% Construction SBA 9 <1% Total 809 18% Commercial Fleet Leasing Leasing ( F) 506 11% Other Other 6 <1% Total principal $ 4,593 100% LOWER CREDIT LOSS NICHES A. SBLOC loans are backed by marketable securities with nominal credit losses B. IBLOC loans are backed by the cash value of life insurance policies with nominal credit losses C. Comprised of apartment buildings in carefully selected areas. Loans are on books at 99 dollar price D. Portion of small business loans fully guaranteed by the U.S. government E. 50% - 60% loan to value ratios at origination F. Recourse to vehicles

18 INSTITUTIONAL BANKING LOANS & LEASES: INSTITUTIONAL BANKING BUSINESS OVERVIEW : • Automated loan application platform, Talea, provides industry - leading speed and delivery • Securities - backed lines of credit provide fast and flexible liquidity for investment portfolios • Insurance - backed lines of credit provide fast and flexible borrowing against the cash value of life insurance • Advisor Finance product provides capital to transitioning financial advisors to facilitate M&A, debt restructuring, and the development of succession plans • Deposit accounts for wealth management clients • Nominal historical credit losses CREDIT ROADMAP: • Continue momentum across current SBLOC, IBLOC and Advisor Finance products • Evaluate new lending opportunities in adjacent markets • Market dynamics support business model • Advisors shifting from large broker/dealers to independent platforms • Sector shift to fee - based accounts • Emergence of new wealth management providers LENDING AND BANKING SERVICES FOR WEALTH MANAGERS The Bancorp’s Business Model allows us to build banking solutions to “spec” without competing directly with our partner firms. We do not have any associated asset managers, proprietary advisory programs, or related programs. Our singular focus is to help our partner firms stay competitive in the marketplace and to grow and retain assets. ALWAYS A PARTNER, NEVER A COMPETITOR $ 1.8 B PORTFOLIO SIZE 2.5% 6/30/2021 EST. YIELD

19 INSTITUTIONAL BANKING PRIMARILY COMPRISED OF SECURITIES & CASH VALUE LIFE INSURANCE LENDING LOANS & LEASES: INSTITUTIONAL BANKING LOAN PORTFOLIO LOAN TYPE PRINCIPAL BALANCE % OF PORTFOLIO Securities - backed lines of credit (SBLOC) $ 1,133 63% Insurance - backed lines of credit (IBLOC) 597 33% Advisor Financing 72 4% Total $ 1,802 100% INSTITUTIONAL BANKING LOANS ($MILLIONS) 6/30/2021 SECURITIES - BACKED LINES OF CREDIT • Nominal historical credit losses • Underwriting standards of generally 50% to equities and 80% or more to fixed income securities PORTFOLIO ATTRIBUTES PRINCIPAL BALANCE % PRINCIPAL TO COLLATERAL $ 60 41% 17 37% 16 54% 14 26% 12 29% 10 38% 9 30% 8 71% 8 23% 8 51% Total $ 162 40% TOP 10 SBLOC LOANS ($MILLIONS) 6/30/2021 INSURANCE - BACKED LINES OF CREDIT • Nominal historical credit losses • Loans backed by the cash value of insurance policies

The Bancorp
LOANS & LEASES: **SMALL BUSINESS LENDING**
20

# SMALL BUSINESS LENDING

## SBA AND OTHER SMALL BUSINESS LENDING

### BUSINESS OVERVIEW:

- Established a distinct platform within the fragmented SBA market
  - National portfolio approach allows pricing and client flexibility
  - Solid credit performance demonstrated over time
  - Client segment strategy tailored by market

### CREDIT ROADMAP:

- Continue delivering growth within existing small business lending platform while entering new verticals and growing the SBAlliance™
- SBAlliance™ program provides lending support to banks and financial institutions who need SBA lending capabilities through products such as:
  - Wholesale loan purchases
  - Interim bridge financing for small business owners
  - Participated in the Payroll Protection Program (PPP) and originated ~$300M in short term loans.

**$809M**
PORTFOLIO SIZE

**5.0%**
6/30/2021 EST. YIELD

**~$700K**
AVERAGE 7(a) LOAN SIZE

The Bancorp

LOANS & LEASES: STRONG COLLATERAL & GOVERNMENT GUARANTEES

21

# SMALL BUSINESS LENDING

## SMALL BUSINESS LOANS BY TYPE[1] ($MILLIONS)

6/30/2021

| TYPE | SBL COMMERCIAL MORTGAGE | SBL CONSTRUCTION | SBL NON-REAL ESTATE | TOTAL |
|---|---|---|---|---|
| Hotels | $ 66 | $ 3 | $ - | $ 69 |
| Full-Service Restaurants | 16 | 1 | 3 | 20 |
| Child Day Care Services | 16 | - | 1 | 17 |
| Baked Goods Stores | 4 | - | 11 | 15 |
| Car Washes | 10 | 2 | - | 12 |
| Assisted Living Facilities | 10 | - | - | 10 |
| Offices of Lawyers | 9 | - | - | 9 |
| Lessors of Nonresidential Buildings | 9 | - | - | 9 |
| Funeral Homes | 8 | - | - | 8 |
| Limited-Service Restaurants | 2 | 1 | 5 | 8 |
| General Warehousing and Storage | 7 | - | - | 7 |
| All Other Amusement and Recreation | 5 | - | 1 | 6 |
| Outpatient Mental Health Centers | 5 | - | - | 5 |
| Other Spectator Sports | 5 | - | - | 5 |
| Other | 86 | 4 | 32 | 122 |
| **Total** | **$ 258** | **$ 11** | **$ 53** | **$ 322** |

## SMALL BUSINESS LOANS BY STATE[1] ($MILLIONS)

6/30/2021

| STATE | SBL COMMERCIAL MORTGAGE | SBL CONSTRUCTION | SBL NON-REAL ESTATE | TOTAL |
|---|---|---|---|---|
| Florida | $ 54 | $ - | $ 8 | $ 62 |
| California | 42 | 1 | 4 | 47 |
| North Carolina | 23 | 2 | 3 | 28 |
| Pennsylvania | 23 | - | 3 | 26 |
| New York | 17 | 3 | 5 | 25 |
| Illinois | 22 | - | 3 | 25 |
| Texas | 12 | - | 5 | 17 |
| New Jersey | 7 | - | 6 | 13 |
| Virginia | 9 | - | 2 | 11 |
| Tennessee | 10 | - | 1 | 11 |
| Georgia | 7 | - | 2 | 9 |
| Colorado | 3 | 4 | 2 | 9 |
| Michigan | 3 | - | 2 | 5 |
| Washington | 3 | - | - | 3 |
| Ohio | 3 | - | - | 3 |
| Other states | 20 | 1 | 7 | 27 |
| **Total** | **$ 258** | **$ 11** | **$ 53** | **$ 322** |

## PORTFOLIO ATTRIBUTES

TYPE DISTRIBUTION

- Diverse product mix
- Commercial mortgage and construction are generally originated with 50%-60% LTV's

GEOGRAPHIC DISTRIBUTION

- Diverse geographic mix
- Largest concentration in Florida representing 19% of total

[1] Excludes the government guaranteed portion of SBA 7a loans and PPP loans.

The Bancorp
LOANS & LEASES: COMMERCIAL FLEET LEASING
22

# COMMERCIAL FLEET LEASING

## NICHE-VEHICLE FLEET LEASING SOLUTIONS

### BUSINESS OVERVIEW:

- Niche provider of vehicle leasing solutions
  - Focus on smaller fleets (less than 150 vehicles)
  - Direct lessor (The Bancorp Bank sources opportunities directly and provides value-add services such as outfitting police cars)
  - Historical acquisitions of small leasing companies have contributed to growth
- Mix of commercial (~85%) and government-related business (~15%)

### CREDIT ROADMAP:

- Continue enhancing platform and growing balances
  - Enhanced sales process and support functions
  - Pursuing technology enhancements to scale business with efficiency
- Constantly evaluating organic and inorganic growth opportunities in the vehicle space

$506M
PORTFOLIO SIZE

6.0%
6/30/2021 EST. YIELD

23 LOANS & LEASES: COMMERCIAL FLEET LEASING PORTFOLIO OVERVIEW • Largest concentration is construction sector • Of the $506M total portfolio, $465M is vehicle leases with the remaining $41M made up of equipment leases PORTFOLIO ATTRIBUTES TYPE BALANCE TOTAL Construction $ 83 16% Government agencies and public institutions** 77 15% Real Estate and Rental and Leasing 66 13% Waste management and remediation services 63 12% Retail Trade 48 10% Wholesale Trade 40 8% Transportation and Warehousing 28 6% Health Care and Social Assistance 25 5% Professional, Scientific, and Technical Services 19 4% Educational Services 16 3% Manufacturing 15 3% Finance and Insurance 7 1% Other 19 4% Total $ 506 100% DIRECT LEASE FINANCING BY STATE ($MILLIONS) 6/30/2021 COMMERCIAL FLEET LEASING STATE BALANCE TOTAL Florida $ 92 18% California 53 11% New Jersey 37 7% New York 33 6% Pennsylvania 31 6% Utah 31 6% Maryland 24 5% North Carolina 24 5% Texas 17 3% Connecticut 16 3% Washington 16 3% Missouri 14 3% Georgia 11 2% Idaho 9 2% Alabama 9 2% Other states 89 18% Total $ 506 100% DIRECT LEASE FINANCING BY TYPE ($MILLIONS) 6/30/2021

24 REAL ESTATE BRIDGE LENDING LOANS & LEASES: REAL ESTATE BRIDGE LENDING TYPE # LOANS BALANCE ORIGINATION DATE LTV WEIGHTED AVG MIN INTEREST RATE % TOTAL Multifamily (apartments) 136 $ 1,323 76% 4.8% 90% Hospitality (hotels and lodging) 11 75 65% 5.7% 5% Retail 6 44 71% 4.7% 3% Other 7 28 70% 5.2% 2% Total 160 $ 1,470 75% 4.8% 100% COMMERCIAL REAL ESTATE LOANS BY TYPE ($MILLIONS) 6/30/2021 BUSINESS OVERVIEW: • Restarted floating rate bridge lending business in Q3 2021 • Lending focus on multi - family assets in high - growth markets • New production targeting to replace runoff from existing portfolio • Long term the portfolio will be managed to remain below 300% of Tier 1 capital with no reliance on future securitizations Real estate bridge lending MULTI - FAMILY – 90% LODGING – 5% RETAIL – 3% OTHER - 2% ASSET CLASSES — % PORTFOLIO OVERVIEW • Vast majority of loans are multifamily including all of the top 15 exposures • Existing loans treated as held for sale in “Commercial loans, at fair value” category on balance sheet • Loans originated in 2021 and after will be held for investment and use the CECL methodology PORTFOLIO ATTRIBUTES

FINANCIAL REVIEW

The Bancorp

FINANCIAL REVIEW: INTEREST RATE SENSITIVITY

26

# 3.2% NIM FOR Q2 2021 DESPITE 0% FRB RATE ENVIRONMENT[1]

**Core Lending Businesses**

| | Q2 BALANCE[1] ($MILLIONS) | RATE SENSITIVITY |
|---|---|---|
| Institutional Banking[2] | $1,802 | Majority of loan yields will increase as rates increase |
| Real Estate Bridge Lending | $1,470 | 4.8% avg. floor and yield will increase as rates exceed floors |
| Small Business[3] | $680 | Majority of loan yields will increase as rates increase |
| Leasing | $506 | Fixed rates but short average lives |
| **Total** | $4,458 | Core Lending businesses account for 97% of the total $4,593 loans |
| **Total Deposits** | $6,086 | A majority of deposits adjust to a portion of rate changes in line with partner contracts |

[1] Loans are as of June 30, 2021 and deposits are average balance for Q2 YTD 2021.
[2] Institutional Banking substantially comprised of securities backed loans and insurance backed loans.
[3] Excludes $129M of short-term PPP loans which are government guaranteed and deferred costs and fees.

## HIGHLIGHTS

- ✓ Floating rate lending businesses include Real Estate Capital Markets, SBLOC, IBLOC and the majority of Small Business
- ✓ Deposits primarily comprised of prepaid and debit accounts, anchored by multi-year, contractual relationships
- ✓ Interest income should increase in higher interest rate environments

27 REVENUE HAS GROWN CONSISTENTLY SINCE 2016 WHILE EXPENSES HAVE BEEN TIGHTLY MANAGED, CREATING OPERATING LEVERAGE FINANCIAL REVIEW: EARNINGS AND PROFITABILITY 1 Core revenue is net interest income plus non - interest income excluding net losses on commercial loans at fair value, gains/losse s from sales of securities, changes in valuation to Walnut Street and the sales of Health Savings Accounts, the European payments business, and the IRA portfolio. 2 Non - interest income as percentage of average assets ranks in top quartile of the uniform bank performance report peer group for 2020. $0 $50 $100 $150 $200 $250 2016 2017 2018 2019 2020 Q2 YTD 2020 Q2 YTD 2021 NON - INTEREST EXPENSE $ Millions REVENUE • Annual revenue growth driven by diverse product mix • Net interest income growth driven by growth in balances across business lines • Greater proportion of non - interest income compared to peers 2 EXPENSE • Expenses have been tightly managed since 2017 • Expense saves have continued to be realized and have funded critical BSA and other infrastructure which has attracted new clients • 2019 includes a $7.5M civil money penalty related to consent order remediation. In 2020, subsequent to the civil money penalty, the related consent order was lifted (17%) ’16 - ’20 $0 $50 $100 $150 $200 $250 $300 2016 2017 2018 2019 2020 Q2 YTD 2020 Q2 YTD 2021 CORE REVENUE 1 $ Millions +70% ’16 - ‘20

28 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2017 2018 2019 2020 Q2 2021 ALLOWANCE FOR CREDIT LOSSES REFLECTS OUR LOWER - RISK LOAN PORTFOLIO FINANCIAL REVIEW: LOAN LOSS RESERVE ALLOWANCE FOR CREDIT LOSSES ($MILLIONS) Small Business HELOC/Consumer/Other SBLOC/IBLOC/Advisor Financing Allowance for credit losses as % of loan balance 0.6% 0.6% 0.6% 0.6% 0.5% Allowance for credit losses as % of loan balance (excluding SBLOC & IBLOC) 1.2% 1.2% 1.2% 1.4% 1.2% HIGHLIGHTS CONTINUING OPERATIONS • Decreases in allowance in Q2 2021 due to reversal of COVID driven adjustments and continued solid credit performance DISCONTINUED OPERATIONS • Discontinued portfolio only 2% of total loans Leasing

29 CAPITAL POSITION FINANCIAL REVIEW: HISTORICAL CAPITAL POSITION HIGHLIGHTS • Established and executing share buyback program of $10M a quarter for 2021 • Corporate governance requires periodic assessment of capital minimums • Capital planning includes stress testing for unexpected conditions and events 0% 5% 10% 15% 20% 25% 2017 2018 2019 2020 Q2 2020 Tier 1 Leverage Ratio 7.9% 10.1% 9.6% 9.2% 8.5% 5.0% Tier 1 Risk - based Capital Ratio (RBC) 1 16% 20% 19% 14% 15% 8% Total Risk - based Capital Ratio 17% 21% 19% 15% 16% 10% Tier 1 Capital Ratio Total RBC Ratio Tier 1 Leverage Ratio THE BANCORP INC. CAPITAL RATIOS Q2 2021 1 Tier 1 risk - based ratio is identical to Common Equity Tier 1 to risk weighted assets and has a 6.5% well capitalized minimum Well - capitalized minimum

30 WE HAVE BEEN EXECUTING AGAINST OUR STRATEGIC PLAN AND IMPROVING FINANCIAL PERFORMANCE FINANCIAL REVIEW: EARNINGS AND PROFITABILITY PERFORMANCE METRICS 2017 2018 2019 2020 Q2 YTD 2021 LONG - TERM TARGETS ROE 7.0% 24.3% 11.6% 15.1% 18.6% 1 22% ROA 0.52% 2.07% 1.09% 1.34% 1.62% 1 > 2.0% EPS $0.39 $1.55 $0.90 $1.37 $0.94 Leverage Ratio 7.9% 10.1% 9.6% 9.2% 8.5% 9% Total Assets $4.7B $4.4B $5.7B $6.3B $6.6B <$10B Efficiency Ratio 2 79% 71% 69% 59% 54% 1 Annualized for the six months ended June 30, 2021. 2 Efficiency ratio calculated by dividing non - interest expense by the total of net interest income and non - interest income. Non - i nterest income excludes gains/losses from sales of securities, changes in valuation to Walnut Street, net losses on commercial loans at fair value, and the sales of the Health Savings Account port fol io, the European payments business and the IRA portfolio.